                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934
                             (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Allmerica Investment Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                          ALLMERICA INVESTMENT TRUST:

                  CORE EQUITY FUND AND MONEY MARKET FUND

                 440 LINCOLN STREET, WORCESTER, MA 01653

                            ----------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            ----------------------

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Core Equity Fund and Money Market Fund (together, the "Funds"), two separate series of Allmerica Investment Trust (the "Trust"), will be held at the offices of the Trust at 440 Lincoln Street, Worcester, Massachusetts 01653 on Wednesday, August 16, 2000 at 10:00 a.m., local time. At the Meeting, you and other shareholders of the two Funds will be asked to consider and vote separately:

    1. To approve or disapprove an Amendment to the Management Agreement between Allmerica Financial Investment Management Services, Inc. and the Trust, as set forth in Exhibit I to the attached Proxy Statement, which includes proposed changes in the management fee schedules for the Core Equity Fund and Money Market Fund.

    2. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

  Shareholders of record as of the close of business on June 21, 2000 are entitled to notice of, and to vote at, the Meeting or at any adjournment thereof. Your attention is called to the accompanying Proxy Statement.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD. If you do attend the Meeting, you may revoke the Proxy and vote in person.

Worcester, MA

July 12, 2000

                                      By order of the Trustees

                                      George M. Boyd
                                      Secretary

                       ALLMERICA INVESTMENT TRUST:

                  CORE EQUITY FUND AND MONEY MARKET FUND

            440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                                AUGUST 16, 2000

  The enclosed Proxy is solicited on behalf of the Trustees of Allmerica Investment Trust, a Massachusetts business trust (the "Trust"), to be voted at a Special Meeting (the "Meeting") of Shareholders of the Core Equity Fund (formerly the Growth Fund) and Money Market Fund (together, the "Funds"), two separate series of the Trust, to be held at the offices of the Trust, 440 Lincoln Street, Worcester, MA 01653 at 10:00 a.m., local time, on Wednesday, August 16, 2000 for the purposes set forth in the accompanying Notice. The mailing date of this Proxy Statement is on or about July 12, 2000.

  At the Meeting, Shareholders of the Core Equity Fund and Money Market Fund will be asked to vote on a proposal to amend the Management Agreement between Allmerica Financial Investment Management Services, Inc. ("AFIMS") and the Trust relating to those two Funds. The Shareholders of each Fund will vote on the proposal separately.

  A Shareholder may revoke the accompanying Proxy at any time prior to its use by filing with the Secretary of the Trust a written revocation or duly executed Proxy bearing a later date. The Proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting alone will not serve to revoke the Proxy.

  In addition to the solicitation of Proxies by mail, officers and employees of the Trust, without additional compensation, may solicit Proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Funds.

  The Trust will furnish, without charge, a copy of the most recent Annual Report to the Shareholders of the Funds and their most recent Semi-Annual Report succeeding the Annual Report, if available. Requests should be directed to the Trust at 440 Lincoln Street, Worcester, Massachusetts 01653 or by calling 1-800-828-0540.

  The Trust's investment manager is Allmerica Financial Investment Management Services, Inc. ("AFIMS"), an indirect wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a publicly-traded Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica Financial Life

Insurance Company ("First Allmerica"). AFIMS is also an indirect wholly-owned subsidiary of First Allmerica and a direct wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life"). The address of AFIMS, AFC, First Allmerica and Allmerica Financial Life is 440 Lincoln Street, Worcester, MA 01653. Investors Bank & Trust Company calculates net asset value per share, maintains general accounting records and performs certain administrative services for the Trust. Its address is 200 Clarendon Street, 16/th/ Floor, Boston, MA 02116.

  The shares of the Funds currently are purchased only by separate accounts ("Separate Accounts") established by First Allmerica or Allmerica Financial Life for the purpose of funding variable annuity contracts and variable life insurance policies (such contracts and policies are referred to hereafter as "Contracts") issued by First Allmerica or Allmerica Financial Life. Subject to certain exceptions with respect to unregistered Separate Accounts, First Allmerica and Allmerica Financial Life will vote the shares of the Funds held in each Separate Account in accordance with instructions received from variable life insurance policy owners and variable annuity contract owners or participants (collectively, "Contract Owners") with respect to all matters on which Fund shareholders are entitled to vote. Except when otherwise permitted by applicable law or regulation, interests in Contracts for which no Proxies are received will be voted in proportion to the Proxy instructions which are received from Contract Owners. First Allmerica and Allmerica Financial Life also will vote shares in a registered Separate Account that they own and which are not attributable to Contracts in the same proportion.

  If the proposal, as stated herein, is approved by Shareholders of your Fund, you will be notified of the change. If you are a Contract Owner affected by the change, you will be given the option to request transfer of your invested holdings to the other investment options available under the contracts without charge on written request within sixty (60) days of the later of (1) the effective date of such change, or (2) your receipt of the notice of the right to transfer.

  As of the close of business on June 21, 2000, there were 325,504,480.01 shares of the Core Equity Fund outstanding and 436,018,471.51 shares of the Money Market Fund outstanding. Each share is entitled to one vote and each fractional share to an equivalent fractional vote. Only Shareholders of record at the close of business on June 21, 2000 will be entitled to notice of and to vote at the Meeting.

  In the event that a quorum of Shareholders (30% of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournments thereof, or, even though a quorum is so represented, if sufficient votes in favor of the matters set forth in the Notice of Meeting are not received by August 16, 2000, the persons named as proxies may propose one or more adjournments of the Meeting and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the matters set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any such matters.

  The persons named in the accompanying Proxy will vote in each case as directed by the Proxy, but in the absence of such voting directions, they intend to vote FOR the proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented at the Meeting.

1. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENT BETWEEN ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC. AND ALLMERICA INVESTMENT TRUST RELATING TO THE CORE EQUITY FUND AND MONEY MARKET FUND

  The Shareholders of the Core Equity Fund and Money Market Fund are being asked by the Trustees to approve an amendment (the "Amendment") to the Management Agreement (the "Management Agreement") between AFIMS and the Trust dated April 16, 1998, which provides for changes in the management fees payable by the Funds to AFIMS. Except for the revised fee schedules which are proposed with respect to the Funds, the Management Agreement, as amended, would be the same in all substantive respects as the Management Agreement presently in effect. The Management Agreement was last submitted to Shareholders of the Core Equity Fund on August 15, 1997 for the purpose of increasing the management fee. The Management Agreement was last submitted to Shareholders of the Money Market Fund on June 16, 1992 for the purpose of appointing a new investment manager. The proposed changes to the fee schedules were approved by the Board of Trustees of the Trust, including all of the "non-interested" Trustees, as defined under the Investment Company Act of 1940 (the "1940 Act"), at a meeting on May 15, 2000. A copy of the Management Agreement, including the Amendment, is set forth in Exhibit I to this Proxy Statement and the description of the Management Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit I.

Proposed Fee Changes

  Under the Amendment, the existing graduated fee schedules would be revised and the level of management fees would be increased for the Core Equity Fund and the Money Market Fund. The proposed changes in management fees would have a direct effect on the level of expenses of each Fund.

  Following are schedules showing the fees currently paid by the Core Equity Fund and Money Market Fund compared to the fees proposed under the Amendment.

                               Core Equity Fund

  For its services, AFIMS currently receives and, under the proposal would receive, fees computed daily at an annual rate based on the average daily net asset value of the Core Equity Fund as set forth below.

   Assets                                                Current Management Fee
   ------                                                -----------------------
   First $250 million...................................          0.60%
   Next $250 million....................................          0.40%
   Over $500 million....................................          0.35%
   Assets                                                Proposed Management Fee
   ------                                                -----------------------
   First $250 million...................................          0.60%
   Next $250 million....................................          0.55%
   Next $250 million....................................          0.50%
   Over $750 million....................................          0.45%

  At net asset levels as of May 31, 2000, the effective management fee rates for the current and proposed management fee schedules would be 0.421% and 0.521%, respectively.

                               Money Market Fund

  For its services, AFIMS currently receives and, under the proposal would receive, fees computed daily at an annual rate based on the average daily net asset value of the Money Market Fund as set forth below.

   Assets                                                Current Management Fee
   ------                                                -----------------------
   First $50 million....................................          0.35%
   Next $200 million....................................          0.25%
   Over $250 million....................................          0.20%
   Assets                                                Proposed Management Fee
   ------                                                -----------------------
   First $100 million...................................          0.35%
   Next $400 million....................................          0.30%
   Next $250 million....................................          0.25%
   Over $750 million....................................          0.20%

  At net asset levels as of May 31, 2000, the effective management fee rates for the current and proposed management fee schedules would be 0.245% and 0.313%, respectively.

  The following table shows (i) the aggregate amount of management fees paid during the fiscal year ended December 31, 1999; (ii) the amounts that would have been paid had the proposed management fees been in effect; and (iii) the difference between the aggregate amounts stated for items (i) and (ii) above as a percentage of the amounts stated for item (i).

                                                                        (iii)
                                     (i)                (ii)          Percentage
                               Management fees      Amounts that      difference
                                 paid during       would have been     between
                              fiscal year ended paid if proposed fees  (i) and
   Fund                       December 31, 1999  had been in effect      (ii)
   ----                       ----------------- --------------------- ----------
Core Equity Fund.............    $4,047,919          $4,992,154         23.33%
Money Market Fund............    $1,019,642          $1,317,098         29.17%

  At net asset levels as of May 31, 2000, the increase in the management fees of the Core Equity Fund would amount to $1,053,555, or 23.74% and the increase in the management fees of the Money Market Fund would amount to $263,474, or 27.68%.

  Under the proposal, the base level fee percentages would remain the same while the existing break points or break point rates would be changed. Considering the management fees paid by competing funds, the Trustees concluded that the proposed fee increases are fair and reasonable. Data reviewed by the Trustees showed that the current fee rates for the two Funds are below industry averages for comparable funds. Giving effect to the proposed increases, the Funds' management fees would remain below the industry averages for comparable funds. The Trustees compared the performance of each Fund over different time periods to the performance of other similar funds and each Fund's benchmark index, the S&P 500 Index for the Core Equity Fund and the IBC/Donoghue First Tier Money Market Index for the Money Market Fund. From this information, they determined that each Fund's relative performance has been competitive.

  The Trustees reviewed information showing the pretax profit margins earned by AFIMS and AFC, its parent company, on the Core Equity Fund and Money Market Fund. They also reviewed profitability data on a pro forma basis assuming that the proposed management fee increase had been in effect during the year ended December 31, 1999. The Trustees recognized that the growth of assets under management by AFIMS would have positive effects on its profitability even without the proposed fee increase; however, the Trustees also considered the fact that the proposed fee increase could enhance its ability to serve the Funds. In considering the fee proposal, the Trustees noted that the Funds operate in a highly competitive, rapidly changing business environment. They determined that the increased management fees would help AFIMS remain competitive by providing additional resources that are needed to administer the Funds, considering the complexities of today's global securities markets. The Trustees concluded that additional resources could, for example, help management build and maintain state-of-the-art computer systems, develop strategies using the latest analytic tools and methodologies and access needed information.

  In accordance with the terms of the Management Agreement, AFIMS at its expense has contracted with Sub-Advisers to manage the investments of each of the Funds. The Trustees determined that AFIMS adds value in its role as the Trust's investment manager by supervising each Fund's Sub-Adviser and closely monitoring its performance. BARRA RogersCasey, Inc., a pension consulting firm, assists AFIMS with its oversight responsibility. The cost of RogersCasey's services are borne entirely by AFIMS. In making its recommendation to approve the Amendment, the Trustees carefully evaluated the quality and scope of the services AFIMS has provided and is expected to continue to provide, AFIMS' costs, the expense ratios of other comparable funds, the impact the fee changes would have on each Fund's expenses and other factors they deemed relevant.

  Based on the factors discussed above, the Trustees concluded that the proposed fee changes as set forth in the Amendment are in the best interest of the respective Funds and their shareholders. The Trustees reached this conclusion after thorough discussion and analysis, believing they had carefully examined the pertinent questions and alternatives. In doing so, the non-interested Trustees were advised by independent counsel, retained by the non-interested Trustees and paid by the Funds, as to the nature of the matters to be considered and the standards to be used in reaching their decisions.

  The following tables show, with respect to each of the Core Equity Fund and the Money Market Fund, (i) the actual expenses paid based on amounts incurred during the most recent fiscal year, and (ii) pro forma expenses using the proposed management fee schedules.

Expense Summary

                            Comparative Fee Tables
                    Core Equity Fund and Money Market Fund

                           Core Equity Fund Expenses

                                           Annual Fund Operating Expenses
                                            (expenses deducted from Fund
                         Shareholder Fees             assets)              Total Annual
                            (fees paid    --------------------------------     Fund
                          directly from   Management Distribution  Other    Operating
                         your investment     Fees    (12b-1) Fees Expenses   Expenses
                         ---------------- ---------- ------------ -------- ------------
Actual Expenses.........       None         0.43%        None      0.05%      0.48%(1),(2)
Pro Forma Expenses......       None         0.53%        None      0.05%      0.58%(1),(2)

-----------
(1) Through December 31, 2000, Allmerica Financial Investment Management Services Inc. has declared a voluntary expense limitation of 1.20% for the Core Equity Fund. The total operating expenses of the Fund of the Trust was less than its respective expense limitation throughout 1999.

  The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to the Fund. These limitations may be terminated at any time.

(2) The Fund has entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expense ratio would have been 0.45% (actual) or 0.55% (pro forma) for the Core Equity Fund.

Example

  The investor would pay the following expenses on a $10,000 investment, assuming (1) a 5% return each year and (2) that the Fund's operating expenses remain the same.

Fund                                             1 Year 3 Years 5 Years 10 Years
----                                             ------ ------- ------- --------
Actual Expenses.................................  $49    $154    $269     $605
Pro Forma Expenses..............................  $59    $186    $325     $727

                          Money Market Fund Expenses

                                           Annual Fund Operating Expenses
                                            (expenses deducted from Fund     Total
                         Shareholder Fees             assets)                Annual
                            (fees paid    --------------------------------    Fund
                          directly from   Management Distribution  Other   Operating
                         your investment)    Fees    (12b-1) Fees Expenses  Expenses
                         ---------------- ---------- ------------ -------- ----------
Actual Expenses.........       None          0.24%       None       0.05%  0.29%/(1)/
Pro Forma Expenses......       None          0.31%       None       0.05%  0.36%/(1)/

-----------
(1) Through December 31, 2000, Allmerica Financial Investment Management Services, Inc. has declared a voluntary expense limitation of 0.60% for the Money Market Fund. The total operating expenses of the Fund of the Trust was less than its respective expense limitation throughout 1999.

  The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to the Fund. These limitations may be terminated at any time.

Example

  The investor would pay the following expenses on a $10,000 investment, assuming (1) a 5% return each year and (2) that the Fund's operating expenses remain the same.

Fund                                             1 Year 3 Years 5 Years 10 Years
----                                             ------ ------- ------- --------
Actual Expenses.................................  $30    $ 93    $163     $369
Pro Forma Expenses..............................  $37    $116    $202     $456

  These tables describe the fees and expenses that you may pay if you invest in the Funds. Please note that the expenses listed in the tables above do not include the expenses of the applicable variable insurance product that you are purchasing.

Management Agreement

  AFIMS serves as investment manager of the Trust pursuant to a Management Agreement between AFIMS and the Trust dated April 16, 1998. The existing Management Agreement was last approved by the Trustees, including the Trustees who are not interested persons, as defined under the 1940 Act, at a meeting of the Board of Trustees on May 15, 2000. Except for the different fee schedules, the terms of the Management Agreement, as amended, are the same in all material respects to the terms of the existing Management Agreement. Under the Management Agreement, AFIMS continuously provides business management services to the Funds of the Trust and, subject to the general oversight of the Trustees, manages all of the administrative and day-to-day business affairs of the Trust. AFIMS also has general oversight responsibility for the management of the investments of the portfolios of the Trust, subject to such policies and instructions as the Trustees may from time to time establish. AFIMS, at its expense, has contracted with investment Sub-Advisers to manage the investments of the Funds of the Trust. Currently, Miller, Anderson & Sherrerd, LLP serves as Sub-Adviser to the Core Equity Fund and Allmerica Asset Management, Inc. ("AAM"), serves as Sub-Adviser of the Money Market Fund. AAM is a direct, wholly-owned subsidiary of AFC and an affiliate of AFIMS. The fees paid to the Sub-Advisers are not being changed. Each Sub-Adviser of the Trust has been selected on the basis of various factors including management experience, investment techniques and staffing. The Sub-Advisers have been selected by AFIMS and the Trustees in consultation with BARRA RogersCasey which assists AFIMS in continuously monitoring and evaluating the performance of each of the Sub-Advisers. The costs of BARRA RogersCasey's services are borne entirely by AFIMS.

  The Management Agreement, as amended, shall continue in full force and effect with respect to a Fund for successive periods of one year only so long as such continuance is specifically approved annually by the Board of Trustees, or by a vote of the holders of a majority of that Fund's outstanding voting securities, and by a vote of a majority of the Trustees who are not interested persons of the Trust, AFIMS or any sub-adviser to the Trust. The Management Agreement may be terminated at any time as to any Fund, without payment of penalty, by AFIMS, by vote of the Trustees or by vote of a majority of the outstanding voting securities of that Fund, in each case on 60 days' written notice. As required by the 1940 Act, the Management Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment.

  The Management Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of AFIMS, or (ii) reckless disregard by AFIMS of its obligations and duties under the Management Agreement, AFIMS shall not be liable to the Trust or a Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the Management Agreement.

Additional Information Regarding AFIMS

  AFIMS and its predecessor, Allmerica Investment Management Company, Inc., have managed mutual funds since 1985. Following is information on the type, size and management fees of one other portfolio of the Trust having an investment objective similar to the Core Equity Fund.

  (AFIMS has declared a voluntary expense limitation not reflected in this table.)

                                           Net Assets
   Fund                                  as of 5/31/00          Fee Rate
   ----                                  --------------         --------
Select Growth Fund...................... $1,188,135,348 First $250 Million 0.85%
                                                        Next  $250 Million 0.80%
                                                        Next  $250 Million 0.75%
                                                        Over  $750 Million 0.70%

  Had this fee schedule applied to the Core Equity Fund at net asset levels as of May 31, 2000, the effective annual management fee would have been $8,124,886, an effective rate of 0.771%.

  The Directors of AFIMS are: John F. O'Brien, Richard M. Reilly and Eric A. Simonsen. The business address of each is the address of AFIMS' office. Mr. Reilly is also President of AFIMS. Mr. Simonsen is a Director and Vice President of First Allmerica and Allmerica Financial Life. Mr. O'Brien also serves as a Trustee and Chairman of the Board of the Trust; President and Chief Executive Officer of First Allmerica; and Director and Chairman of the Board of Allmerica Financial Life. Mr. Reilly is President and a Trustee of the Trust; President of Allmerica Financial Life; Vice President of First Allmerica; and President of AFIMS. John P. Kavanaugh serves as a Vice President of AFIMS, a Trustee and Vice President of the Trust, Chief Investment Officer and Vice President of First Allmerica and Allmerica Financial Life, and President of AAM, an indirect wholly-owned subsidiary of AFC; George M. Boyd is Secretary of the Trust, Counsel for AFIMS and an Assistant Vice President for First Allmerica; Paul T. Kane is Chief Compliance Officer and Vice President of AFIMS and Assistant Vice President and Treasurer of the Trust; Ann K. Tripp is a Vice President of the Trust and of AAM, and a Vice President of First Allmerica and Allmerica Financial Life; John C. Donohue is a Vice President of the Trust and of AAM and an Assistant Treasurer of First Allmerica and Allmerica Financial Life; Richard J. Litchfield is a Vice President of the Trust and of AAM and an Assistant Treasurer of First Allmerica and Allmerica Financial Life.

  No arrangements or understandings exist between AFIMS and the Trustees with respect to the composition of the Board of Trustees of the Trust or the Board of Directors of AFIMS or with respect to the selection or appointment of any person to any office with either of them. During the fiscal year ended December 31, 1999, no commissions were paid to any brokers affiliated with AFIMS.

Recommendation and Required Votes

  As provided in the 1940 Act, approval of the Amendment to the Management Agreement with respect to the Funds requires the affirmative vote of a majority of the outstanding voting securities (as defined in the Miscellaneous section) of each Fund. Abstentions have the effect of a negative vote on the proposal to approve the Amendment. If the Shareholders of a Fund fail to approve the Amendment, AFIMS will continue to serve as manager of that Fund in accordance with the terms of the existing Management Agreement.

  The Trustees recommend that Shareholders of the Core Equity Fund and Money Market Fund vote to approve the Amendment.

                                 MISCELLANEOUS

  Definition of Majority. "Majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

  Methods of Tabulation. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers for the Meeting.

  The tellers will count the total number of votes cast "for" approval of the proposal or proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to any proposal, abstentions and broker non-votes have the effect of a negative vote on the proposal.

  Holding of Shares of the Trust by Management. On June 21, 2000, the Trustees and officers of the Trust, as a group, beneficially owned less than one percent of the outstanding shares of the Core Equity Fund and of the outstanding shares of the Money Market Fund.

  Other Business. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

  Date for Receipt of Shareholders' Proposals for Subsequent Meeting of Shareholders. The Trust's Agreement and Declaration of Trust does not provide for regular annual meetings of Shareholders, and the Trust does not currently intend to hold such meetings. In accordance with the regulations of the Securities and Exchange Commission, in order to be eligible for inclusion in the Fund's proxy statement for such meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement. Also, SEC rules permit management to exercise discretionary authority to vote on shareholder proposals not included in the Fund's proxy statement if the proponent has not notified the Fund of a proposal a reasonable time before the Fund mails its proxy statement. All shareholder proposals must also comply with other requirements of the SEC's rules and the Trust's Agreement and Declaration of Trust.

  Distributor, Administrator. Allmerica Investments, Inc. ("AII"), a wholly-owned subsidiary of AFC, serves as the Distributor for the Trust. AII, AFIMS and AFC are located at 440 Lincoln Street, Worcester, MA 01653. Investor Bank & Trust Company, located at 200 Clarendon Street, 16th Floor, Boston, MA 02116, serves as the Trust's custodian and administrator.

  PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                      RICHARD M. REILLY
                                      President

Worcester, MA

July 12, 2000

                                                                      Exhibit I

                             MANAGEMENT AGREEMENT

  Allmerica Financial Investment Management Services, Inc. (the "Adviser") and Allmerica Investment Trust ("Trust") hereby confirm their Agreement covering services as hereinafter set forth. The terms and provisions of this Agreement shall take effect on April 16, 1998.

  1. The Trust hereby retains the Adviser as investment adviser for the series of shares of the Trust as listed on Schedule A attached hereto and for such other series of shares as the Trust and the Adviser may from time to time agree on, each such series of shares being hereinafter referred to as a "Fund." The Adviser shall also manage, supervise and conduct the other affairs and business of the Trust and matters incidental thereto, subject always to the provisions of the Trust's Agreement and Declaration of Trust, Bylaws and of the provisions of the Investment Company Act of 1940, as amended ("1940 Act"). In providing and performing such services, the Adviser will function in cooperation with and subject always to the direction and control of the Trustees of the Trust and in cooperation with the Trust's authorized officers and representatives.

  2. Investment Advisory Services. The Adviser agrees to act as the investment adviser for, and to manage the investment of assets of, each Fund and to make purchases and sales of securities for each Fund's account. The Adviser shall assume responsibility for the management of the portfolio securities of each Fund and the making and execution of all investment decisions for each Fund.

    A. Investment of each Fund's assets shall be in accordance with the objectives and policies of each Fund as set forth in the current Registration Statement of the Trust filed with the Securities and Exchange Commission (the "SEC"), and any applicable federal and state laws.

    B. The Adviser shall report to the Trustees of the Trust (the
  "Trustees") at such times and in such detail as the Trustees may from time to time determine to be appropriate in order to permit the Trustees to determine the adherence by the Adviser to the investment policies and legal requirements of each Fund.

    C. The Adviser shall place all orders for the purchase and sale of portfolio investments for the account of the Funds with issuers, brokers or dealers selected by the Adviser which may include brokers or dealers affiliated with the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser shall always seek best execution (except to the extent permitted by the next sentence hereof), which is to place portfolio transactions where the Trust can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuous basis by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such excess amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser and its affiliates with respect to the Trust and to other clients as to which the Adviser or any affiliate of the Adviser exercises investment discretion.

    D. Subject to the provisions of the Trust's Agreement and Declaration of Trust and the 1940 Act, the Adviser, at its expense, may select and contract with one or more investment advisers (the "Sub-Advisers") to provide to the Adviser such investment advice relating to the assets of a Fund and related services as the Adviser may from time to time deem appropriate, or delegate any or all of its functions hereunder to one or more Sub-Advisers, provided that the Trustees shall approve any such contract with a Sub-Adviser. So long as any Sub-Adviser serves as investment adviser to any Fund pursuant to a Sub-Adviser Agreement in substantially the form attached hereto as Exhibit A (the "Sub-Adviser Agreement"), the obligation of the Adviser under this Agreement with respect to managing the investment portfolio of such Fund shall be, subject in any event to the control of the Trustees, to determine and review with such Sub-Adviser the investment objectives, policies and restrictions and placing of all orders for the purchase and sale of portfolio securities for such Fund, all as further described in the Sub-Adviser Agreement. The Adviser will compensate any Sub-Adviser of any Fund for its services to such Fund. The Adviser may terminate the services of any Sub-Adviser at any time, subject to the approval of the Trustees, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected.

  3. Management Services. The Adviser will perform (or arrange for the performance by its affiliates) the management and administrative services necessary for the operation of the Trust.

    A. Subject to the supervision of the Trustees, and unless otherwise provided herein the Adviser shall be responsible for the day to day business activities of the Trust and shall perform all services appropriate thereto, including: (i) providing for members of its organization to serve without salaries as Trustees, officers, or agents of the Trust; (ii) furnishing at its expense such office space as may be necessary for the suitable conduct of the Trust's business (other than pricing and bookkeeping) and all necessary light, heat, telephone service, office equipment stationery, and stenographic, clerical, mailing and messenger service in connection with such office;
  (iii) on behalf of the Funds of the Trust, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iv) preparing all general shareholder communications, including shareholder reports; (v) conducting shareholder relations; (vi) maintaining the Trust's existence and its records; (vii) during such times as shares are publicly offered, maintaining the registration and qualification of the Trust's shares under federal and state law; and
  (viii) investigating the development of management and shareholder services (and, if appropriate, assisting in the development and implementation of such services) designed to enhance the value or convenience of the Funds of the Trust as investment vehicles.

    B. The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. Should the Trust have occasion to call upon the Adviser for services not herein contemplated or through the Adviser to arrange for the services of others, the Adviser will act for the Trust upon request to the best of its ability, the compensation for its services to be agreed upon with respect to each such occasion as it arises.

    C. The Adviser will not furnish the Trust the following services under this Agreement:

      (i) determinations of the Trust's net assets and the net asset value per share of its shares ("pricing");

      (ii) maintenance of accounts, books and records as required by
    Section 31(a) of the 1940 Act and the rules thereunder
    ("bookkeeping"); and

      (iii) provision of custodian services, transfer agent services, dividend disbursement and reinvestment services, shareholder services, or shareholder recordkeeping services.

  4. Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder. The expenses payable by the Trust shall include, without limitation; (i) interest and taxes;

(ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses associated with pricing and bookkeeping; (iv) fees and expenses of its Trustees other than those who are "interested persons" of the Trust or the Adviser; (v) legal and audit expenses; (vi) custodian, registrar and transfer agent fees and expenses; (vii) fees and expenses related to the registration and qualification of the Trust and the Fund's shares for distribution under state and federal securities laws; (viii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Funds; (ix) all other expenses incidental to holding meetings of the Trust's shareholders, including proxy solicitations therefor; (x) insurance premiums for fidelity and other coverage; (xi) its proportionate share of association membership dues; (xii) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xiii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders: and (ix) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify the Trust's Trustees and officers with respect thereto.

  5. Compensation. As full compensation for the services furnished and expenses borne by the Adviser herein, the Trust will pay a monthly fee to the Adviser, computed and paid monthly at an annual rate of the average daily net assets of each Fund, as described in Schedule B which is attached hereto.

  The fee computed with respect to the net assets of each Fund shall be paid from the assets of such Fund. The average daily net assets of each Fund shall be determined by taking an average of all of the determinations of net asset value during each month at the close of business on each business day during such month while this Agreement is in effect. The fee for each month shall be payable within five (5) business days after the end of the month.

  In the event that expenses of any Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the compensation due the Adviser such period shall be reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the Fund's fiscal year. In the event that the expenses with respect to any Fund should exceed any expense limitation which the Adviser may, by written notice to the Trust, voluntarily declare to be effective, subject to such terms and conditions as the Adviser may prescribe in the notice, the compensation due the Adviser shall be reduced, and, if necessary, the Adviser shall bear expenses with respect to the Fund, to the extent required by the expense limitation.

  If the Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.

  In addition to the foregoing, the Trust will reimburse the Adviser for the traveling and incidental expenses (other than the regular Worcester office expenses described above) which may be incurred in connection with special work performed at its request.

  6. Limitation of Liability. The Adviser shall be under no liability to the Trust or its Shareholders or creditors for any matter or thing in connection with the performance of any of the Adviser's services hereunder or for any losses sustained or that may be sustained in the purchase, sale or retention of any investment for the Funds of the Trust made by it in good faith; provided, however, that nothing herein contained shall be construed to protect the Adviser against any liability to the Trust by reason of the Adviser's own willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

  7. Amendment. This Agreement may be amended at any time by mutual consent of the parties, provided that such amendment shall have been approved (i) by vote of a majority of the outstanding voting securities of each Fund affected by such amendment, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser or any Sub-Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

  8. Termination. This Agreement shall be effective as of the date executed, and shall remain in full force and effect as to each Fund continuously thereafter, until terminated as provided below.

    A. Unless terminated as herein provided, this Agreement shall remain in full force and effect through May 30, 1998, and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved (i) by the Trustees or by the affirmative vote of a majority of the outstanding voting securities of a Fund, and (ii) by a vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser or of any Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of a Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

    B. This Agreement may be terminated as to any Fund without the payment of any penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of such Fund at any annual or special meeting or by the Adviser on sixty days' written notice.

    C. This Agreement shall automatically terminate in the event of its assignment.

  9. Agreement and Declaration of Trust. A copy of the Trust's Agreement and Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees as Trustees and not individually, and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

  10. Other Agreements, etc. It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Adviser, and in any person controlled by or under common control with the Adviser, and that the Adviser and any person controlled by or under common control with the Adviser may have an interest in the Trust. It is also understood that the Adviser and persons controlled by or under common control with the Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses.

  11. Miscellaneous. The Adviser, its directors, officers, and its employees retain the right to engage in other business, and to render portfolio management, investment advisory, or other services of any kind to any other corporation, firm, individual, or association. Neither the Adviser nor any officer, director, or shareholder of the Adviser shall act as principal or receive any compensation in connection with the purchase or sale of securities by or on behalf of the Trust other than the compensation provided in this Agreement.

  The Adviser is an independent contractor and not an agent of the Trust.

  The Trust recognizes the Adviser's control of the names "SMA Investment Trust" and "Allmerica Investment Trust" and agrees that its right to use such names is non-exclusive and can be terminated by the Adviser at any time. The use of such names will be terminated automatically if at any time the Adviser or affiliate of the Adviser ceases to be investment adviser for the Trust.

  For the purposes of this Agreement, majority of the outstanding voting securities of a Fund at any annual or special meeting shall mean a concurring vote of (i) 67% or more of the shares of the Fund represented at such meeting, if more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (ii) 50% of the outstanding shares of the Fund, whichever is less.

  For the purposes of this Agreement, the terms "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

  Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the NASD and State insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

  Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner, or the Insurance Commissioner of any other state, with any information or reports in connection with services provided under this Agreement which such Commissioner may reasonably request in order to ascertain whether the variable contracts operations of the Company are being conducted in a manner consistent with the state's regulations concerning variable contracts and any other applicable law or regulations.

  This Agreement shall be effective on the date executed. Executed this 16th day of April, 1998.

                                     ALLMERICA FINANCIAL INVESTMENT MANAGEMENT
                                       SERVICES, INC.

       /s/ Julia Fletcher                      /s/ Richard M. Reilly
_________________________________    By: ______________________________________
             Witness

                                     ALLMERICA INVESTMENT TRUST

       /s/ Julia Fletcher                     /s/ Thomas P. Cunningham
_________________________________    By: ______________________________________
             Witness

                                   SCHEDULE A

                         SERIES OF SHARES OF THE TRUST

                      Effective as of October 1, 2000

                          Select Emerging Markets Fund
                         Select Aggressive Growth Fund
                        Select Capital Appreciation Fund
                         Select Value Opportunity Fund
                        Select International Equity Fund
                               Select Growth Fund
                          Select Strategic Growth Fund
                                Core Equity Fund
                               Equity Index Fund
                         Select Growth and Income Fund
                          Select Strategic Income Fund
                      Select Investment Grade Income Fund
                              Government Bond Fund
                               Money Market Fund

                                  SCHEDULE B

                                 COMPENSATION
                        Effective as of October 1, 2000

  As full compensation for the services furnished and expenses borne by the Adviser herein, the Trust will pay a monthly fee to the Adviser, computed and paid monthly at an annual rate of the average daily net assets of each Fund, as described below:

                           Select     Select      Select      Select
                          Emerging  Aggressive   Capital       Value       Select       Select
                          Markets     Growth   Appreciation Opportunity International   Growth
                            Fund       Fund        Fund        Fund      Equity Fund     Fund
                         ---------- ---------- ------------ ----------- ------------- ----------
Manager Fee.............   1.35%       (1)         (1)          (2)          (1)         (2)
                                                                                        Select
                           Select                                                     Investment
                         Strategic     Core                   Select       Select       Grade
                           Growth     Equity   Equity Index Growth and    Strategic     Income
                            Fund       Fund        Fund     Income Fund  Income Fund     Fund
                         ---------- ---------- ------------ ----------- ------------- ----------
Manager Fee.............   0.85%       (3)         (4)          (1)          (5)         (5)
                         Government   Money
                            Bond      Market
                            Fund       Fund
                         ---------- ----------
Manager Fee.............   0.50%       (6)

-----------
(1) The Manager's fees for the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, and Select Growth and Income Fund, computed daily at an annual rate based on the average daily net assets of each Fund, are based on the following schedule:

                              Select    Select Capital    Select       Select
                            Aggressive   Appreciation  International Growth and
   Assets                   Growth Fund      Fund       Equity Fund  Income Fund
   ------                   ----------- -------------- ------------- -----------
   First $100 Million......    1.00%        1.00%          1.00%        0.75%
   $100 to $250 Million....    0.90%        0.90%          0.90%        0.70%
   $250 to $500 Million....    0.80%        0.80%          0.85%        0.65%
   $500 to $1 Billion......    0.70%        0.70%          0.85%        0.65%
   Over $1 Billion.........    0.65%        0.65%          0.85%        0.65%

(2) The Manager's fee for the Select Value Opportunity Fund and Select Growth Fund, computed daily at an annual rate based on the average daily net assets of the Fund, is based on the following schedule:

                                                                Select
                                                                 Value    Select
                                                              Opportunity Growth
   Assets                                                        Fund      Fund
   ------                                                     ----------- ------
   First $100 Million........................................    1.00%    0.85%
   Next $150 Million.........................................    0.85%    0.85%
   Next $250 Million.........................................    0.80%    0.80%
   Next $250 Million.........................................    0.75%    0.75%
   Over $750 Million.........................................    0.70%    0.70%

(3) The Manager's fee for the Core Equity Fund, computed daily at an annual rate based on the average daily net assets of the Fund, is based on the following schedule:

                                                                     Core Equity
   Assets                                                               Fund
   ------                                                            -----------
   First $250 Million...............................................    0.60%
   Next $250 Million................................................    0.55%
   Next $250 Million................................................    0.50%
   Over $750 Million................................................    0.45%

(4) The Manager's fee for the Equity Index Fund, computed daily at an annual rate based on the average daily net assets of the Fund, are based on the following schedule:

                                                                    Equity Index
   Assets                                                               Fund
   ------                                                           ------------
   First $50 Million...............................................    0.35%
   Next $200 Million...............................................    0.30%
   Over $250 Million...............................................    0.25%

(5) The Manager's fee for the Select Strategic Income Fund and Select Investment Grade Income Fund, computed daily at an annual rate based on the average daily net assets of the Fund, are based on the following schedule:

                                                                     Select
                                               Select Strategic Investment Grade
   Assets                                        Income Fund      Income Fund
   ------                                      ---------------- ----------------
   First $50 Million..........................      0.60%            0.50%
   Next $50 Million...........................      0.55%            0.45%
   Over $100 Million..........................      0.45%            0.40%

(6) Manager's fee for the Money Market Fund, computed daily at an annual rate based on the average daily net assets of the Fund, are based on the following schedule:

                                                                    Money Market
   Assets                                                               Fund
   ------                                                           ------------
   First $100 Million..............................................    0.35%
   Next $400 Million...............................................    0.30%
   Next $250 Million...............................................    0.25%
   Over $750 Million...............................................    0.20%

                                   EXHIBIT A

                                    FORM OF
                             SUB-ADVISER AGREEMENT

  SUB-ADVISER AGREEMENT executed as of      , 1998 between Allmerica Financial
Investment Management Services, Inc. (the "Manager") and       (the "Sub-
Adviser").

Witnesseth:

  That in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY SUB-ADVISER TO THE TRUST

  (a) Subject always to the control of the Trustees of Allmerica Investment Trust (the "Trust"), a Massachusetts business trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the following
series of shares of the Trust: the      (the "Fund") and such other series of
shares as the Trust, the Manager and the Sub-Adviser may from time to time agree on (together, the "Funds"). The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. In the performance of its duties, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and the objectives and policies of the Fund, as set forth in the current Registration Statement of the Trust filed with the Securities and Exchange Commission ("SEC") and any applicable federal and state laws, and will comply with other policies which the Trustees of the Trust (the "Trustees") or the Manager, as the case may be, may from time to time determine and which are furnished to the Sub-Adviser. The Sub-Adviser shall make its officers and employees available to the Manager from time to time at reasonable times to review investment policies of the Fund and to consult with the Manager regarding the investment affairs of the Fund. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

  (b) The Sub-Adviser, at its expense, will furnish (i) all investment and management facilities, including salaries of personnel necessary for it to perform the duties set forth in this Agreement, and (ii) administrative facilities, including clerical personnel and equipment necessary for the conduct of the investment affairs of the Fund (excluding brokerage expenses and pricing and bookkeeping services).

  (c) The Sub-Adviser shall place all orders for the purchase and sale of portfolio investments for the Fund with issuers, brokers or dealers selected by the Sub-Adviser which may include brokers or dealers affiliated with the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser always shall seek best execution (except to the extent permitted by the next sentence hereof), which is to place portfolio transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such excess amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser and its affiliates with respect to the Trust and to other clients of the Sub-Adviser as to which Sub- Adviser or any affiliate of the Sub-Adviser exercises investment discretion.

2. OTHER AGREEMENTS

  It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses.

3. COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER

  The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Manager and not by the Trust.

4. AMENDMENTS OF THIS AGREEMENT

  This Agreement (including Schedule A attached hereto) shall not be amended as to any Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the Fund, if such approval is required under the Investment Company Act of 1940, as amended ("1940 Act"), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Sub-Adviser.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT

  This Agreement shall be effective as of the date executed, and shall remain in full force and effect as to each Fund continuously thereafter, until terminated as provided below:

    (a) Unless terminated as herein provided, this Agreement shall remain in
  full force and effect through       and shall continue in full force and
  effect for successive periods of one year thereafter, but only so long as such continuance is specifically approved at least annually (i) by the Trustees or by the affirmative vote of a majority of the outstanding voting securities of the Fund, and (ii) by a vote of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of any Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

    (b) This Agreement may be terminated as to any Fund without the payment of any penalty by the Manager, subject to the approval of the Trustees, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of such Fund at any annual or special meeting or by the Sub-Adviser, in each case on sixty days' written notice.

    (c) This Agreement shall terminate automatically, without the payment of any penalty, in the event of its assignment or in the event that the Management Agreement with the Manager shall have terminated for any reason.

    (d) In the event of termination of this Agreement, the Fund will no
  longer use the name "     " or "     " in materials relating to the Fund
  except as may be required by the 1940 Act and the rules and regulations thereunder.

6. CERTAIN DEFINITIONS

  For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding voting securities" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

  For the purposes of this Agreement, the terms "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

7. NON-LIABILITY OF SUB-ADVISER

  The Sub-Adviser shall be under no liability to the Trust, the Manager or the Trust's Shareholders or creditors for any matter or thing in connection with the performance of any of the Sub-Adviser's services hereunder or for any losses sustained or that may be sustained in the purchase, sale or retention of any investment for the Funds of the Trust made by it in good faith; provided, however, that nothing herein contained shall be construed to protect the Sub-Adviser against any liability to the Trust by reason of the Sub-Adviser's own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

8. LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

  A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the appropriate Fund.

  IN WITNESS WHEREOF, ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC. has caused this instrument to be signed in duplicate on its behalf by its duly
authorized representative and       has caused this instrument to be signed in
duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

ALLMERICA FINANCIAL INVESTMENT MANAGEMENT
  SERVICES, INC.


By: _____________________________________________


Its: ____________________________________________

(NAME OF SUB-ADVISER)


By: _____________________________________________


Its: ____________________________________________

Accepted and Agreed to as of the day and year first above written:

ALLMERICA INVESTMENT TRUST


By: _____________________________________________


Its: ____________________________________________

                                  SCHEDULE A

  The Manager will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered, a fee computed daily and paid quarterly at an annual rate of the average daily net assets of the Fund as described below:

   Net
   Assets   Fee Rate
   ------   --------



  The average daily net assets of the Fund shall be determined by taking an average of all of the determinations of net asset during each month at the close of business on each business day during such month while this Agreement is in effect.

  The fee for each quarter shall be payable within ten (10) business days after the end of the quarter.

  If the Sub-Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.

                          ALLMERICA INVESTMENT TRUST

PROXY

                               CORE EQUITY FUND
                               MONEY MARKET FUND
              (Two Separate Series of Allmerica Investment Trust)
   This Proxy is solicited on behalf of the Board of Trustees of the Trust.

     The undersigned hereby appoints Richard M. Reilly, Paul T. Kane and George
M. Boyd, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and does hereby request that the votes attributable to all of the undersigned's shares be cast as directed, with all powers the undersigned would possess if personally present, at the Special Meeting of Shareholders of the Core Equity Fund and Money Market Fund of Allmerica Investment Trust to be held at 440 Lincoln Street, Worcester, Massachusetts 01653, on Wednesday, August 16, 2000 at 10:00 a.m., local time, and at any adjournment thereof.

                              Dated____________________, 2000

                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                              Please sign exactly as the name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If joint owners, each owner should sign.

                              Note: The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.

                              __________________________________________________


                              __________________________________________________
                              Signature(s)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL PROPOSALS. IF A PROXY IS NOT RECEIVED FROM A PARTICULAR SHAREHOLDER, EXCEPT WHEN OTHERWISE PERMITTED BY APPLICABLE LAW, THEN THE VOTES ATTRIBUTABLE TO HIS OR HER INTEREST WILL BE ALLOCATED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED. THE MAILING DATE OF THIS PROXY IS ON OR ABOUT JULY 12, 2000.

Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.                                    FOR       AGAINST   ABSTAIN
1.  (i)  Proposal to approve an Amendment to the  Management                         [_]         [_]      [_]
         Agreement between Allmerica Financial Investment Management Services,
         Inc. and the Trust relating to the Core Equity Fund. (Separate vote by shareholders of the Core Equity Fund.)

    (ii) Proposal to approve an Amendment to the Management                          [_]         [_]      [_]
         Agreement between Allmerica Financial Investment Management Services,
         Inc. and the Trust relating to the Money Market Fund.  (Separate vote by shareholders of the Money Market Fund.)

2. In their discretion, the named proxies are authorized to vote on such other matters as may properly come before the Meeting, or any adjournment thereof.

        BE SURE TO VOTE, AND SIGN AND DATE THIS PROXY ON REVERSE SIDE.

                                    [LOGO OF ALLMERICA]

                                                             July 12, 2000

Dear Valued Client:

The enclosed proxy materials relate to a Special Meeting of Shareholders of the Core Equity Fund and Money Market Fund (the "Funds"), two separate series of Allmerica Investment Trust (the "Trust"), to be held on August 16, 2000 at 10:00 a.m., local time, here in our offices at 440 Lincoln Street, Worcester, Massachusetts 01653 (the "Meeting").

At the Meeting, Shareholders will be asked to approve an Amendment (the "Amendment") to the Management Agreement (the "Management Agreement") between Allmerica Financial Investment Management Services, Inc. ("AFIMS"), the Manager of the Funds, and the Trust dated April 16, 1998 relating to the management fee schedules for the Funds. Following an intensive review process, your Trustees voted to approve an Amendment to the Management Agreement to increase the management fees paid by the Core Equity Fund and the Money Market Fund to AFIMS.

Except for the revised fee schedules in the Amendment with respect to the Funds, the Management Agreement, as amended, would be the same in all substantive respects as the Management Agreement presently in effect. At current net asset levels, the effective management fee rate would increase from 0.421% to 0.521% for the Core Equity Fund and from 0.245% to 0.313% for the Money Market Fund. The Trustees believe the proposed fee increases are warranted in light of comparative fee information, the performance of the two Funds, AFIMS' expenses and profitability in managing the Funds and the quality and scope of services provided by AFIMS to the Funds. In reviewing the management fees currently paid by the Core Equity Fund and Money Market Fund, the Trustees considered the management fees paid by comparable funds available to investors. The Trustees concluded that the current management fee rates paid by these two Funds were significantly below industry averages for similar funds. If approved by Shareholders, the management fees paid by the Trust to AFIMS with respect to the Core Equity Fund and Money Market Fund would still remain below the industry averages for comparable funds.

Although the Trustees would like very much to have you attend the Meeting, they realize that this is not always possible. Whether or not you plan to be present at the Meeting, YOUR VOTE IS NEEDED. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Your Trustees look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                    Sincerely yours,

                                    /s/ RICAHRD M. REILLY
                                    Richard M. Reilly
                                    President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.